UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012

CYS Investments, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

890 Winter Street, Suite 200
Waltham, Massachusetts 02451
(Address of principal executive offices)

(Registrant's telephone number, including area code): (617) 639-0440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On September 11, 2012, CYS Investments, Inc. (NYSE: CYS) (the "Company") announced that Kevin E. Grant, CFA, the Company's CEO and President, will deliver a presentation at the Barclays 2012 Global Financial Services Conference at The Sheraton New York Hotel in New York City on Tuesday, September 11, 2012 at approximately 4:15 p.m. (ET). A copy of the presentation slides is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	CYS Investments, Inc. Presentation Slides, dated September 11, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.
Dated: September 11, 2012	By: /s/ Thomas A. Rosenbloom Thomas A. Rosenbloom Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	CYS Investments, Inc. Presentation Slides, dated September 11, 2012